UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22369

Western Asset Mortgage Defined Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2018

WESTERN ASSET

MORTGAGE DEFINED OPPORTUNITY FUND INC. (DMO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation.

The Fund seeks to achieve its investment objectives by investing primarily in a diverse portfolio of mortgage-backed securities, consisting primarily of non-agency residential mortgage-backed securities and commercial mortgage-backed securities.

The Fund intends to liquidate and distribute substantially all of the Fund’s net assets to shareholders on or about March 1, 2022.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Mortgage Defined Opportunity Fund Inc. for the six-month reporting period ended June 30, 2018. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

July 27, 2018

II	Western Asset Mortgage Defined Opportunity Fund Inc.

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the six months ended June 30, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that revised fourth quarter 2017 U.S. gross domestic product (“GDP”)i growth was 2.3%. GDP growth then moderated to a revised 2.2% during the first quarter of 2018. Finally, the U.S. Department of Commerce’s initial reading for second quarter 2018 GDP growth — released after the reporting period ended — was 4.1%. The acceleration in GDP growth in the second quarter reflected positive contributions from personal consumption expenditures (“PCE”), exports, nonresidential fixed investment, federal government spending and state and local government spending. These were partly offset by negative contributions from private inventory investment and residential fixed investment. Imports, which are a subtraction in the calculation of GDP, increased.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on June 30, 2018, the unemployment rate was 4.0%, as reported by the U.S. Department of Labor. While the unemployment rate ticked up from 3.8% to 4.0% in June, the increase was largely attributed to an increase in the workforce participation rate. The percentage of longer-term unemployed moved higher during the reporting period. In June 2018, 23.0% of Americans looking for a job had been out of work for more than six months, versus 21.5% when the period began.

Western Asset Mortgage Defined Opportunity Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. The Fed increased the federal funds rateiii twice during the reporting period. Looking back, at its meeting that concluded on September 20, 2017 — before the reporting period began — the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet. At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Both short-term and longer-term Treasury yields moved higher during the six-month reporting period ended June 30, 2018. The yield for the two-year Treasury note began the reporting period at 1.89% — the low for the period — and ended the period at 2.52%. The peak for the period of 2.59% occurred on several occasions in May and June 2018. The yield for the ten-year Treasury began the reporting period at 2.40% — the low for the period — and ended the period at 2.85%. The high for the period of 3.11% took place on May 17, 2018.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors generally posted weak results during the reporting period. Performance fluctuated given changing expectations for global growth, uncertainties regarding future central bank monetary policy and concerns over a global trade war. All told, the broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexiv, returned -1.62% during the six-month reporting period ended June 30, 2018.

Q. How did the commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”) perform during the reporting period?

A. Both CMBS and RMBS generated weak results during the six months ended June 30, 2018. Demand was solid overall as investors looked to generate incremental yield in the low interest rate environment. Over the six-month reporting period, CMBS, as measured by the Bloomberg Barclays U.S. CMBS Investment Grade Indexv, returned -1.38%. RMBS, as measured by the Bloomberg Barclays U.S. Mortgage-Backed Securities Indexvi, returned -0.95% over the same period.

Performance review

For the six months ended June 30, 2018, Western Asset Mortgage Defined Opportunity Fund Inc. returned 5.58% based on its net asset value (“NAV”)vii and -1.44% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the ICE BofAML U.S. Floating Rate Home Equity Loan Asset Backed Securities Indexviii, returned 1.41% for the same period. The Lipper U.S.

IV	Western Asset Mortgage Defined Opportunity Fund Inc.

Mortgage Closed-End Funds Category Averageix returned 1.13% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $1.26 per share. As of June 30, 2018, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2018. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2018 (unaudited)
Price Per Share	6-Month Total Return**
$21.17 (NAV)	5.58	%†
$23.04 (Market Price)	-1.44	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “DMO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XDMOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

*

This estimate is not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

Western Asset Mortgage Defined Opportunity Fund Inc.	V

Investment commentary (cont’d)

Thank you for your investment in Western Asset Mortgage Defined Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

July 27, 2018

RISKS: The Fund is a non-diversified, limited-term closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks, including credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income holdings. The Fund may invest in lower-rated high-yield bonds (commonly known as “junk bonds”), which are subject to greater liquidity risk and credit risk (risk of default) than higher-rated obligations. Mortgage-backed securities are subject to additional risks, including prepayment risk, which can limit the potential gains in a declining interest rate environment. The Fund may invest in securities backed by subprime or distressed mortgages which involve a higher degree of risk and chance of loss. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund is not guaranteed by the U.S. government, the U.S. Treasury or any government agency.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Western Asset Mortgage Defined Opportunity Fund Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Bloomberg Barclays U.S. CMBS Investment Grade Index measures the market of U.S. agency and U.S. non-agency conduit and fusion commercial mortgage-backed security deals with a current deal size of $300 million.

vi

The Bloomberg Barclays U.S. Mortgage-Backed Securities Index is an unmanaged index composed of agency mortgage-backed pass-through securities, both fixed-rate and hybrid adjustable rate mortgages, issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

The ICE BofAML U.S. Floating Rate Home Equity Loan Asset Backed Securities Index tracks the performance of U.S. dollar-denominated investment grade floating-rate asset-backed securities collateralized by home equity loans publicly issued in the U.S. domestic market. Qualifying securities must have an investment grade rating, at least one year remaining to final stated maturity, a floating-rate coupon, and an original deal size for the collateral group of at least $250 million.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

Western Asset Mortgage Defined Opportunity Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of June 30, 2018 and December 31, 2017 and does not include derivatives, such as futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — June 30, 2018

Total Spread Duration
DMO	— 7.09 years
Benchmark	— 2.85 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— ICE BofAML U.S. Floating Rate Home Equity Loan Asset Backed Securities Index
DMO	— Western Asset Mortgage Defined Opportunity Fund Inc.
HY	— High Yield
MBS	— Mortgage-Backed Securities

2	Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — June 30, 2018

Total Effective Duration
DMO	— 5.44 years
Benchmark	— 0.03 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— ICE BofAML U.S. Floating Rate Home Equity Loan Asset Backed Securities Index
DMO	— Western Asset Mortgage Defined Opportunity Fund Inc.
HY	— High Yield
MBS	— Mortgage-Backed Securities

Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2018

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — 91.2%
Ace Securities Corp., 2005-RM1 M4 (1 mo. USD LIBOR + 1.020%)	3.111%	3/25/35	$3,140,313	$3,018,796	(b)(c)
Adjustable Rate Mortgage Trust, 2004-2 CB1 (1 mo. USD LIBOR + 1.150%)	3.241%	2/25/35	1,807,576	1,598,307	(b)(c)
Adjustable Rate Mortgage Trust, 2005-05 1A1 (6 mo. USD LIBOR + 2.020%)	3.769%	9/25/35	171,722	140,876	(b)(c)
Adjustable Rate Mortgage Trust, 2005-07 2A21 (12 mo. USD LIBOR + 1.900%)	3.700%	10/25/35	462,830	427,439	(b)(c)
Adjustable Rate Mortgage Trust, 2005-12 5A1 (1 mo. USD LIBOR + 0.500%)	2.591%	3/25/36	282,946	147,921	(b)(c)
Aegis Asset-Backed Securities Trust, 2005-3 M3 (1 mo. USD LIBOR + 0.490%)	2.581%	8/25/35	3,460,000	2,882,787	(b)(c)
AFC Home Equity Loan Trust, 2003-3 1A (1 mo. USD LIBOR + 0.750%)	2.841%	10/25/30	1,183,099	1,098,281	(b)(c)(d)
American Home Mortgage Assets, 2005-2 2A1A	3.525%	1/25/36	995,357	831,028	(b)(c)
American Home Mortgage Investment Trust, 2007-2 2A (1 mo. USD LIBOR + 0.800%)	2.891%	3/25/47	12,735,445	905,249	(b)(c)
American Home Mortgage Investment Trust, 2007-A 4A (1 mo. USD LIBOR + 0.900%)	2.991%	7/25/46	2,065,326	958,070	(b)(c)(d)
Argent Securities Inc., 2006-M2 A2C (1 mo. USD LIBOR + 0.150%)	2.241%	9/25/36	2,212,861	967,059	(b)(c)
Argent Securities Inc., 2006-M2 A2D (1 mo. USD LIBOR + 0.240%)	2.331%	9/25/36	584,039	256,726	(b)(c)
Banc of America Alternative Loan Trust, 2005-9 1CB5, IO (-1.000 x 1 mo. USD LIBOR + 5.100%)	3.009%	10/25/35	3,306,980	210,584	(b)(c)
Banc of America Funding Corp., 2004-B 6A1	2.265%	12/20/34	396,177	309,790	(b)(c)
Banc of America Funding Corp., 2004-C 3A1 (12 mo. USD LIBOR + 1.980%)	3.593%	12/20/34	508,986	490,367	(b)(c)
Banc of America Funding Corp., 2006-D 2A1	3.506%	5/20/36	39,837	36,171	(b)(c)
Banc of America Funding Corp., 2006-D 6A1 (12 mo. USD LIBOR + 2.300%)	3.685%	5/20/36	963,817	895,453	(b)(c)
Banc of America Funding Corp., 2006-F 1A1 (1 year Treasury Constant Maturity Rate + 2.500%)	4.071%	7/20/36	285,335	283,172	(b)(c)
Banc of America Funding Corp., 2014-R5 1A2 (6 mo. USD LIBOR + 1.500%)	3.347%	9/26/45	3,750,000	3,057,878	(b)(c)(d)
Banc of America Funding Corp., 2015-R2 09A2	2.481%	3/27/36	4,580,591	3,925,091	(b)(c)(d)
Banc of America Funding Corp., 2015-R3 2A2	2.090%	2/27/37	2,514,685	2,150,820	(b)(c)(d)
Bayview Financial Asset Trust, 2007-SR1A M1 (1 mo. USD LIBOR + 0.800%)	2.891%	3/25/37	2,786,164	2,646,513	(b)(c)(d)
Bayview Financial Asset Trust, 2007-SR1A M2 (1 mo. USD LIBOR + 0.900%)	2.991%	3/25/37	3,392,044	3,240,908	(b)(c)(d)
Bayview Financial Asset Trust, 2007-SR1A M3 (1 mo. USD LIBOR + 1.150%)	3.241%	3/25/37	1,536,813	1,502,520	(b)(c)(d)

See Notes to Financial Statements.

4	Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Bayview Financial Asset Trust, 2007-SR1A M4 (1 mo. USD LIBOR + 1.500%)	3.591%	3/25/37	$663,372	$658,848	(b)(c)(d)
BCAP LLC Trust, 2011-RR2 1A4 (6 mo. USD LIBOR + 2.400%)	4.058%	7/26/36	4,470,932	3,204,291	(b)(c)(d)
Bear Stearns Alt-A Trust, 2005-9 25A1 (12 mo. USD LIBOR + 1.990%)	3.654%	11/25/35	339,236	299,870	(b)(c)
Bear Stearns Asset-Backed Securities Trust, 2004-BO1 M9B (1 mo. USD LIBOR + 4.000%)	6.091%	10/25/34	587,000	572,618	(b)(c)
Bear Stearns Asset-Backed Securities Trust, 2005-CL1 A1 (1 mo. USD LIBOR + 0.500%)	1.982%	9/25/34	75,560	73,242	(b)(c)
Bellemeade Re Ltd., 2017-1 B1 (1 mo. USD LIBOR + 4.750%)	6.841%	10/25/27	1,070,000	1,125,026	(b)(c)(d)
Bellemeade Re Ltd., 2018-1A M2 (1 mo. USD LIBOR + 2.900%)	4.991%	4/25/28	3,710,000	3,778,142	(b)(c)(d)
Centex Home Equity Loan Trust, 2004-D MV1 (1 mo. USD LIBOR + 0.620%)	2.890%	9/25/34	1,016,043	1,015,180	(b)(c)
Chase Mortgage Finance Corp., 2006-S3 2A1	5.500%	11/25/21	198,488	149,720	(c)
Chaseflex Trust, 2005-2 3A3, IO (-1.000 x 1 mo. USD LIBOR + 5.500%)	3.409%	6/25/35	10,728,796	1,537,145	(b)(c)
Chevy Chase Mortgage Funding Corp., 2006-2A A1 (1 mo. USD LIBOR + 0.130%)	2.221%	4/25/47	155,874	146,893	(b)(c)(d)
Citicorp Mortgage Securities Inc., 2007-8 B1	5.945%	9/25/37	3,791,826	2,631,946	(b)(c)
Citigroup Mortgage Loan Trust Inc., 2004-HYB3 1A (1 year Treasury Constant Maturity Rate + 2.500%)	3.787%	9/25/34	96,830	97,846	(b)(c)
Citigroup Mortgage Loan Trust Inc., 2004-UST1 A2 (3 mo. USD LIBOR + 1.110%)	3.037%	8/25/34	24,058	23,366	(b)(c)
Citigroup Mortgage Loan Trust Inc., 2005-05 (6 mo. USD LIBOR + 2.210%)	3.289%	8/25/35	181,130	162,039	(b)(c)
Citigroup Mortgage Loan Trust Inc., 2006-AR5 2A1A (12 mo. USD LIBOR + 2.070%)	4.417%	7/25/36	298,387	228,975	(b)(c)
Citigroup Mortgage Loan Trust Inc., 2008-3 A3	6.100%	4/25/37	6,621,360	3,043,766	(c)(d)
Countrywide Alternative Loan Trust, 2005-11CB 3A3, IO (-1.000 x 1 mo. USD LIBOR + 5.000%)	2.909%	6/25/35	2,185,576	162,140	(b)(c)
Countrywide Alternative Loan Trust, 2005-14 3A1	2.477%	5/25/35	256,926	180,828	(b)(c)
Countrywide Alternative Loan Trust, 2005-36 4A1 (12 mo. USD LIBOR + 1.900%)	3.701%	8/25/35	507,189	475,984	(b)(c)
Countrywide Alternative Loan Trust, 2005-J10 1A1 (1 mo. USD LIBOR + 0.500%)	2.591%	10/25/35	129,532	108,711	(b)(c)
Countrywide Alternative Loan Trust, 2006-HY10 1A1	3.123%	5/25/36	390,568	337,054	(b)(c)
Countrywide Alternative Loan Trust, 2006-J8 A5	6.000%	2/25/37	109,799	78,591	(c)
Countrywide Alternative Loan Trust, 2007-23CB A8 (-4.000 x 1 mo. USD LIBOR + 28.400%)	20.036%	9/25/37	642,468	832,095	(b)(c)
Countrywide Alternative Loan Trust, 2007-3T1 2A1	6.000%	3/25/27	176,622	181,553	(c)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2018

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Countrywide Alternative Loan Trust, 2007-OA8 1A1 (1 mo. USD LIBOR + 0.180%)	2.271%	6/25/47	$1,601,663	$1,354,786	(b)(c)
Countrywide Asset-Backed Certificates, 2006-S7 A3	5.712%	11/25/35	29,036	28,998	(b)(c)
Countrywide Asset-Backed Certificates, 2006-SD3 A1 (1 mo. USD LIBOR + 0.330%)	2.421%	7/25/36	665,058	626,280	(b)(c)(d)
Countrywide Asset-Backed Certificates, 2007-SE1 1A1 (1 mo. USD LIBOR + 0.550%)	2.510%	5/25/47	657,816	528,170	(b)(c)(d)
Countrywide Home Equity Loan Trust, 2004-L 2A (1 mo. USD LIBOR + 0.280%)	2.353%	2/15/34	92,820	88,796	(b)(c)
Countrywide Home Loans, 2005-11 6A1 (1 mo. USD LIBOR + 0.600%)	2.691%	3/25/35	56,893	51,714	(b)(c)
Countrywide Home Loans, 2005-18 A7 (-2.750 x 1 mo. USD LIBOR + 19.525%)	13.774%	10/25/35	21,222	24,034	(b)(c)
Countrywide Home Loans, 2005-HYB9 1A1 (12 mo. USD LIBOR + 1.750%)	3.479%	2/20/36	170,821	159,531	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-02 2A1 (1 mo. USD LIBOR + 0.640%)	2.731%	3/25/35	90,663	89,525	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1 (1 mo. USD LIBOR + 0.600%)	2.691%	5/25/35	110,618	102,862	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-11 3A3	2.666%	4/25/35	500,847	402,244	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-HY10 1A1 (12 mo. USD LIBOR + 2.070%)	3.881%	2/20/36	203,577	193,842	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R2 2A3	8.000%	6/25/35	56,856	60,259	(c)(d)
Credit Suisse First Boston Mortgage Securities Corp., 2005-10 03A3	5.500%	11/25/35	351,732	314,654	(c)
Credit Suisse Mortgage Trust, 2006-1R 1A2 (-2.750 x 1 mo. USD LIBOR + 19.525%)	13.742%	7/27/36	657,215	804,141	(b)(c)(d)
Credit Suisse Mortgage Trust, 2010-18R 6A5 (6 mo. USD LIBOR + 1.930%)	3.901%	9/28/36	2,133,000	1,982,212	(b)(c)(d)
Credit Suisse Mortgage Trust, 2014-11R 09A2 (1 mo. USD LIBOR + 0.140%)	2.100%	10/27/36	4,453,765	2,881,550	(b)(c)(d)
Credit Suisse Mortgage Trust, 2015-02R 7A2	3.208%	8/27/36	3,720,760	3,312,676	(b)(c)(d)
Credit Suisse Mortgage Trust, 2017-RPL1 B1	3.102%	7/25/57	3,052,442	2,228,612	(b)(c)(d)
Credit Suisse Mortgage Trust, 2017-RPL1 B2	3.102%	7/25/57	3,501,991	1,883,192	(b)(c)(d)
Credit Suisse Mortgage Trust, 2017-RPL1 B3	3.102%	7/25/57	2,977,486	1,275,099	(b)(c)(d)
Credit Suisse Mortgage Trust, 2017-RPL1 B4	3.102%	7/25/57	3,393,730	584,183	(b)(c)(d)
Credit-Based Asset Servicing and Securitization LLC, 2006-SL1 A3 (1 mo. USD LIBOR + 0.220%)	2.311%	9/25/36	4,086,509	676,129	(b)(c)(d)
CWABS Asset-Backed Certificates Trust, 2005-11 MF1	4.473%	2/25/36	2,000,000	1,887,921	(b)(c)
Deutsche Mortgage Securities Inc., 2006-PR1 2PO, PO	0.000%	4/15/36	34,979	26,648	(c)(d)

See Notes to Financial Statements.

6	Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Deutsche Mortgage Securities Inc., 2006-PR1 4AS1, IO	7.535%	4/15/36	$339,077	$55,254	(b)(c)(d)
Deutsche Mortgage Securities Inc., 2006-PR1 4AS2, IO	12.753%	4/15/36	323,063	85,465	(b)(c)(d)
Deutsche Mortgage Securities Inc., 2006-PR1 5AS1, IO	8.255%	4/15/36	90,671	21,098	(b)(c)(d)
Deutsche Mortgage Securities Inc., 2006-PR1 5AS3, IO	6.052%	4/15/36	329,893	61,862	(b)(c)(d)
EMC Mortgage Loan Trust, 2006-A A1 (1 mo. USD LIBOR + 0.450%)	2.541%	12/25/42	93,562	93,704	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2016-1 B, PO	0.000%	9/25/55	12,667,218	1,171,844	(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2016-1 BIO, IO	1.016%	9/25/55	29,902,242	3,268,883	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2016-1 XSIO, IO	0.075%	9/25/55	234,304,796	869,037	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 B, PO	0.000%	8/25/56	11,940,400	1,213,813	(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 BIO, IO	1.148%	8/25/56	19,941,568	2,272,382	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 M1	4.000%	8/25/56	1,170,000	1,150,988	(b)(c)(d)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 XSIO, IO	0.075%	8/25/56	558,130,115	2,131,499	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA2 B (1 mo. USD LIBOR + 10.500%)	12.591%	10/25/28	498,932	673,063	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA3 B (1 mo. USD LIBOR + 11.250%)	13.341%	12/25/28	1,037,628	1,451,976	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA4 B (1 mo. USD LIBOR + 8.600%)	10.691%	3/25/29	1,589,203	1,924,645	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA1 B2 (1 mo. USD LIBOR + 10.000%)	12.091%	7/25/29	2,667,845	2,706,506	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 B2 (1 mo. USD LIBOR + 11.250%)	13.341%	10/25/29	1,788,786	1,912,675	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-HRP1 (1 mo. USD LIBOR + 3.750%)	5.841%	4/25/43	4,980,000	5,202,164	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-HRP1 (1 mo. USD LIBOR + 11.750%)	13.841%	4/25/43	5,730,000	6,315,246	(b)(c)(d)
Federal National Mortgage Association (FNMA), 2012-134, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	4.059%	12/25/42	4,167,277	682,937	(b)(c)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2018

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Federal National Mortgage Association (FNMA) — CAS, 2016-C01 1B (1 mo. USD LIBOR + 11.750%)	13.841%	8/25/28	$1,886,179	$2,718,451	(b)(c)(d)
Federal National Mortgage Association (FNMA) — CAS, 2016-C02 1B (1 mo. USD LIBOR + 12.250%)	14.341%	9/25/28	2,350,764	3,494,703	(b)(c)(d)
Federal National Mortgage Association (FNMA) — CAS, 2016-C03 1B (1 mo. USD LIBOR + 11.750%)	13.841%	10/25/28	1,664,645	2,379,691	(b)(c)(d)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1B (1 mo. USD LIBOR + 10.250%)	12.341%	1/25/29	2,638,485	3,501,088	(b)(c)(d)
Federal National Mortgage Association (FNMA) — CAS, 2016-C06 1B (1 mo. USD LIBOR + 9.250%)	11.341%	4/25/29	4,248,762	5,321,996	(b)(c)(d)
Federal National Mortgage Association (FNMA) — CAS, 2017-C05 1B1 (1 mo. USD LIBOR + 3.600%)	5.691%	1/25/30	1,320,000	1,354,691	(b)(c)(d)
First Horizon Alternative Mortgage Securities Trust, 2005-AA6 3A1 (6 mo. USD LIBOR + 1.880%)	3.324%	8/25/35	770,786	699,003	(b)(c)
First Horizon Alternative Mortgage Securities Trust, 2006-FA6 2A1, PAC-11	6.250%	11/25/36	109,956	78,626	(c)
GS Mortgage Securities Corp. II, 2000-1A A (1 mo. USD LIBOR + 0.350%)	2.784%	3/20/23	53,815	53,943	(b)(c)(d)
GSAA Home Equity Trust, 2005-R1 1A2, IO (-1.000 x 1 mo. USD LIBOR + 5.000%)	2.909%	4/25/35	2,665,978	308,368	(b)(c)(d)
GSMPS Mortgage Loan Trust, 2005-RP1 1A4	8.500%	1/25/35	65,452	74,153	(c)(d)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	456,734	479,764	(c)(d)
GSMPS Mortgage Loan Trust, 2006-RP1 1A3	8.000%	1/25/36	73,533	79,027	(c)(d)
GSR Mortgage Loan Trust, 2005-AR4 2A1 (12 mo. USD LIBOR + 2.000%)	4.152%	7/25/35	257,861	237,270	(b)(c)
GSRPM Mortgage Loan Trust, 2007-1 A (1 mo. USD LIBOR + 0.400%)	2.491%	10/25/46	1,597,424	1,518,916	(b)(c)(d)
HarborView Mortgage Loan Trust, 2006-02 (6 mo. USD LIBOR + 2.370%)	4.075%	2/25/36	32,362	24,001	(b)(c)
Home Equity Mortgage Trust, 2006-1 A3 (1 mo. USD LIBOR + 0.500%)	2.591%	5/25/36	3,500,000	82,214	(b)(c)
Homestar Mortgage Acceptance Corp., 2004-3 M3 (1 mo. USD LIBOR + 1.600%)	3.691%	7/25/34	683,956	673,491	(b)(c)
HSI Asset Loan Obligation Trust, 2007-AR1 4A1 (12 mo. USD LIBOR + 2.300%)	4.241%	1/25/37	184,851	155,377	(b)(c)
Impac CMB Trust, 2004-8 1A (1 mo. USD LIBOR + 0.720%)	2.811%	10/25/34	350,419	345,636	(b)(c)
Indymac INDA Mortgage Loan Trust, 2005-AR2 1A1 (1 year Treasury Constant Maturity Rate + 2.370%)	3.266%	1/25/36	95,296	88,787	(b)(c)
Indymac Index Mortgage Loan Trust, 2004-AR13 1A1 (1 year Treasury Constant Maturity Rate + 2.370%)	3.224%	1/25/35	76,714	73,119	(b)(c)
Indymac Index Mortgage Loan Trust, 2005-AR15 A2	3.497%	9/25/35	81,076	76,517	(b)(c)
Indymac Index Mortgage Loan Trust, 2006-AR07 5A1	3.662%	5/25/36	325,691	292,851	(b)(c)

See Notes to Financial Statements.

8	Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Indymac Index Mortgage Loan Trust, 2006-AR09 3A3	3.544%	6/25/36	$455,342	$437,911	(b)(c)
Indymac Index Mortgage Loan Trust, 2006-AR11 1A1 (6 mo. USD LIBOR + 2.080%)	3.898%	6/25/36	496,128	462,932	(b)(c)
JPMorgan Alternative Loan Trust, 2007-A1 3A1	3.247%	3/25/37	439,417	413,412	(b)(c)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	1,025,514	864,720	(c)
JPMorgan Mortgage Trust, 2007-S2 3A2	6.000%	6/25/37	118,216	120,182	(c)
JPMorgan Mortgage Trust, 2007-S2 3A3	6.500%	6/25/37	37,858	38,894	(c)
JPMorgan Mortgage Trust, 2007-S3 1A18 (1 mo. USD LIBOR + 0.500%)	2.591%	8/25/37	2,899,792	1,682,580	(b)(c)
Lehman Mortgage Trust, 2006-3 1A7, IO (-1.000 x 1 mo. USD LIBOR + 5.400%)	3.309%	7/25/36	6,954,713	1,340,044	(b)(c)
Lehman Mortgage Trust, 2006-7 1A3, IO (-1.000 x 1 mo. USD LIBOR + 5.350%)	3.259%	11/25/36	6,103,824	808,755	(b)(c)
Lehman Mortgage Trust, 2006-7 1A8 (1 mo. USD LIBOR + 0.180%)	2.271%	11/25/36	4,443,023	3,143,220	(b)(c)
Lehman Mortgage Trust, 2006-7 3A2, IO (-1.000 x 1 mo. USD LIBOR + 7.150%)	5.059%	11/25/36	5,566,918	1,237,806	(b)(c)
Lehman Mortgage Trust, 2007-5 2A3 (1 mo. USD LIBOR + 0.330%)	2.421%	6/25/37	3,199,277	917,566	(b)(c)
Lehman XS Trust, 2005-9N 1A1 (1 mo. USD LIBOR + 0.270%)	2.361%	2/25/36	1,041,143	990,216	(b)(c)
Lehman XS Trust, 2006-14N 3A2 (1 mo. USD LIBOR + 0.240%)	2.331%	8/25/36	1,477,967	1,401,127	(b)(c)
Lehman XS Trust, 2006-19 A4 (1 mo. USD LIBOR + 0.170%)	2.261%	12/25/36	781,813	790,627	(b)(c)
MASTR Adjustable Rate Mortgages Trust, 2004-12 5A1	3.709%	10/25/34	98,374	96,567	(b)(c)
MASTR Adjustable Rate Mortgages Trust, 2006-2 4A1 (1 year Treasury Constant Maturity Rate + 2.500%)	3.793%	2/25/36	32,430	31,525	(b)(c)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1 (1 mo. USD LIBOR + 0.210%)	2.301%	4/25/46	298,465	256,674	(b)(c)
MASTR Asset-Backed Securities Trust, 2005-AB1 A5A	5.712%	11/25/35	3,360,000	2,797,877	(c)
MASTR Reperforming Loan Trust, 2005-1 1A2	6.500%	8/25/34	883,017	845,873	(c)(d)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	178,462	175,655	(c)(d)
MASTR Reperforming Loan Trust, 2005-1 1A4	7.500%	8/25/34	74,629	75,931	(c)(d)
Merrill Lynch Mortgage Investors Trust, 2006-A1 2A1 (12 mo. USD LIBOR + 1.960%)	3.557%	3/25/36	723,813	562,284	(b)(c)
Morgan Stanley Capital Inc., 2003-NC10 M2 (1 mo. USD LIBOR + 2.700%)	4.791%	10/25/33	53,809	53,011	(b)(c)
Morgan Stanley Mortgage Loan Trust, 2004-6AR 2A2 (12 mo. USD LIBOR + 2.030%)	3.840%	8/25/34	215,703	216,149	(b)(c)
Morgan Stanley Mortgage Loan Trust, 2004-7AR B1 (6 mo. USD LIBOR + 1.930%)	3.530%	9/25/34	3,405,155	2,508,877	(b)(c)
Morgan Stanley Mortgage Loan Trust, 2006-8AR 1A2 (1 mo. USD LIBOR + 0.070%)	2.161%	6/25/36	258,743	109,023	(b)(c)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2018

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Morgan Stanley Mortgage Loan Trust, 2007-05AX 2A3 (1 mo. USD LIBOR + 0.230%)	2.321%	2/25/37	$2,105,178	$1,082,534	(b)(c)
Morgan Stanley Mortgage Loan Trust, 2007-15AR 4A1 (12 mo. USD LIBOR + 2.080%)	3.271%	11/25/37	747,062	685,416	(b)(c)
Morgan Stanley Re-remic Trust, 2015-R2 1B (12 mo. Monthly Treasury Average Index + 0.710%)	2.087%	12/27/46	942,891	744,964	(b)(c)(d)
New Century Home Equity Loan Trust, 2004-3 M3 (1 mo. USD LIBOR + 1.065%)	3.156%	11/25/34	628,278	634,351	(b)(c)
Nomura Resecuritization Trust, 2014-5R 1A9	8.163%	6/26/35	1,809,558	1,760,606	(b)(c)(d)
Option One Mortgage Loan Trust, 2007-FXD1 1A1	5.866%	1/25/37	2,480,758	2,348,898	(c)
Popular ABS Mortgage Pass-Through Trust, 2004-4 M2	4.400%	9/25/34	1,367,983	1,337,899	(c)
Popular ABS Mortgage Pass-Through Trust, 2005-5 MV2 (1 mo. USD LIBOR + 0.630%)	2.721%	11/25/35	2,148,726	1,699,532	(b)(c)
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	2,581,156	1,869,479	(c)(d)
Provident Bank Home Equity Loan Trust, 2000-2 A1 (1 mo. USD LIBOR + 0.540%)	2.631%	8/25/31	971,482	851,766	(b)(c)
RAAC Series, 2006-RP3 A (1 mo. USD LIBOR + 0.270%)	2.500%	5/25/36	422,529	416,293	(b)(c)(d)
RBSGC Mortgage Pass-Through Certificates, 2007-A 3A1 (1 mo. USD LIBOR + 0.350%)	2.441%	1/25/37	3,142,109	1,333,317	(b)(c)
Renaissance Home Equity Loan Trust, 2006-1 AF5	6.166%	5/25/36	570,670	437,286	(c)
Renaissance Home Equity Loan Trust, 2007-1 AF3	5.612%	4/25/37	3,094,697	1,525,578	(c)
Renaissance Home Equity Loan Trust, 2007-2 AF1	5.893%	6/25/37	2,582,571	1,242,629	(c)
Renaissance Home Equity Loan Trust, 2007-2 AF2	5.675%	6/25/37	445,054	206,241	(c)
Renaissance Home Equity Loan Trust, 2007-2 AF5	6.203%	6/25/37	1,914,212	977,658	(c)
Renaissance Home Equity Loan Trust, 2007-2 AF6	5.879%	6/25/37	3,219,894	1,545,608	(c)
Renaissance Home Equity Loan Trust, 2007-3 AF3	7.238%	9/25/37	1,553,496	856,363	(c)
Residential Accredit Loans Inc., 2005-QA3 CB4 (6 mo. USD LIBOR + 2.110%)	4.062%	3/25/35	1,606,694	1,047,388	(b)(c)
Residential Accredit Loans Inc., 2006-QA01 A11 (12 mo. USD LIBOR + 2.210%)	4.092%	1/25/36	463,078	389,135	(b)(c)
Residential Accredit Loans Inc., 2006-QA04 A (1 mo. USD LIBOR + 0.180%)	2.271%	5/25/36	363,485	332,358	(b)(c)
Residential Accredit Loans Inc., 2006-QO2 A2 (1 mo. USD LIBOR + 0.270%)	2.361%	2/25/46	3,961,105	1,760,270	(b)(c)
Residential Accredit Loans Inc., 2007-QA2 A1 (1 mo. USD LIBOR + 0.130%)	2.221%	2/25/37	276,500	268,772	(b)(c)
Residential Asset Mortgage Products Inc., 2004-SL3 A3	7.500%	12/25/31	693,078	708,956	(c)
Residential Asset Mortgage Products Inc., 2005-SL2 A5	8.000%	10/25/31	471,906	394,608	(c)
Residential Asset Securitization Trust, 2004-RS4 MII2 (1 mo. USD LIBOR + 2.025%)	4.116%	4/25/34	961,062	775,042	(b)(c)

See Notes to Financial Statements.

10	Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Residential Asset Securitization Trust, 2005-A07 A2, IO (-1.000 x 1 mo. USD LIBOR + 7.250%)	5.159%	6/25/35	$2,000,222	$428,662	(b)(c)
Residential Asset Securitization Trust, 2005-A13 1A3 (1 mo. USD LIBOR + 0.470%)	2.561%	10/25/35	131,888	116,389	(b)(c)
Residential Asset Securitization Trust, 2006-A1 1A6 (1 mo. USD LIBOR + 0.500%)	2.591%	4/25/36	1,744,522	932,872	(b)(c)
Residential Asset Securitization Trust, 2006-A1 1A7, IO (-1.000 x 1 mo. USD LIBOR + 5.500%)	3.409%	4/25/36	3,615,589	553,858	(b)(c)
Residential Asset Securitization Trust, 2007-A2 1A1	6.000%	4/25/37	291,809	258,548	(c)
Residential Funding Mortgage Securities I, 2005-SA3 1A (12 mo. USD LIBOR + 1.990%)	3.841%	8/25/35	1,350,191	1,068,159	(b)(c)
Residential Funding Mortgage Securities I, 2006-S8 A12, IO (-1.000 x 1 mo. USD LIBOR + 5.400%)	3.309%	9/25/36	5,237,802	488,494	(b)(c)
Residential Funding Mortgage Securities I, 2006-SA2 4A1 (12 mo. USD LIBOR + 2.360%)	5.209%	8/25/36	224,335	197,459	(b)(c)
Residential Funding Mortgage Securities I, 2007-S6 1A13, IO (-1.000 x 1 mo. USD LIBOR + 5.500%)	3.409%	6/25/37	2,264,021	182,845	(b)(c)
Residential Funding Mortgage Securities I, 2007-S6 1A6 (1 mo. USD LIBOR + 0.500%)	2.591%	6/25/37	2,264,021	1,895,299	(b)(c)
Residential Funding Mortgage Securities II, 2004-HS1 AI6	3.640%	3/25/34	126	126	(b)(c)
Soundview Home Equity Loan Trust, 2005-1 M6 (1 mo. USD LIBOR + 1.950%)	4.041%	4/25/35	1,330,819	1,236,480	(b)(c)
Structured ARM Loan Trust, 2004-07 A3 (1 mo. USD LIBOR + 0.735%)	2.826%	6/25/34	150,800	147,194	(b)(c)
Structured ARM Loan Trust, 2004-18 1A2 (6 mo. USD LIBOR + 2.000%)	3.564%	12/25/34	417,561	404,679	(b)(c)
Structured ARM Loan Trust, 2005-04 1A1 (6 mo. USD LIBOR + 2.060%)	3.695%	3/25/35	181,556	159,714	(b)(c)
Structured ARM Loan Trust, 2005-04 5A (12 mo. USD LIBOR + 2.000%)	4.038%	3/25/35	121,519	121,060	(b)(c)
Structured ARM Loan Trust, 2005-07 1A3 (6 mo. USD LIBOR + 2.000%)	3.782%	4/25/35	87,873	87,659	(b)(c)
Structured ARM Loan Trust, 2005-6XS M2 (1 mo. USD LIBOR + 1.155%)	3.246%	3/25/35	706,161	749,559	(b)(c)
Structured Asset Investment Loan Trust, 2004-8 M9 (1 mo. USD LIBOR + 3.750%)	5.841%	9/25/34	297,405	292,056	(b)(c)
Structured Asset Mortgage Investments Inc., 2006-AR5 4A1 (1 mo. USD LIBOR + 0.220%)	2.311%	5/25/46	658,916	381,913	(b)(c)
Structured Asset Securities Corp., 2005-RF1 A (1 mo. USD LIBOR + 0.350%)	2.310%	3/25/35	65,737	61,500	(b)(c)(d)
Structured Asset Securities Corp., 2006-RF3 1A1, PAC-11	6.000%	10/25/36	1,679,085	1,677,874	(c)(d)
Structured Asset Securities Corp., 2007-BC1 M1 (1 mo. USD LIBOR + 0.230%)	2.321%	2/25/37	2,948,430	2,194,682	(b)(c)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2018

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Wachovia Mortgage Loan Trust LLC, 2005-B 2A2 (12 mo. USD LIBOR + 1.940%)	3.712%	10/20/35	$35,989	$35,936	(b)(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-08 1A6 (-3.667 x 1 mo. USD LIBOR + 23.283%)	15.616%	10/25/35	261,879	294,691	(b)(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-09 5A4 (-7.333 x 1 mo. USD LIBOR + 35.933%)	20.598%	11/25/35	81,314	105,879	(b)(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-10 2A3 (1 mo. USD LIBOR + 0.900%)	2.991%	11/25/35	168,806	139,830	(b)(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1C3 (1 mo. USD LIBOR + 0.490%)	2.581%	10/25/45	282,930	284,086	(b)(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR15 A1C3 (1 mo. USD LIBOR + 0.480%)	2.571%	11/25/45	1,706,624	1,256,451	(b)(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR15 A1C4 (1 mo. USD LIBOR + 0.400%)	2.491%	11/25/45	1,317,858	962,978	(b)(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR2 B1 (1 mo. USD LIBOR + 0.530%)	2.755%	1/25/45	1,954,398	1,308,354	(b)(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR10 A1 (1 mo. USD LIBOR + 0.100%)	2.191%	12/25/36	473,679	348,979	(b)(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR16 2A2 (12 mo. USD LIBOR + 1.470%)	3.101%	12/25/36	279,493	253,879	(b)(c)
Wells Fargo Alternative Loan Trust, 2007-PA1 A12, IO (-1.000 x 1 mo. USD LIBOR + 5.460%)	3.369%	3/25/37	3,641,472	315,820	(b)(c)
Wells Fargo Mortgage-Backed Securities Trust, 2005-AR2 2A2 (1 year Treasury Constant Maturity Rate + 2.490%)	3.911%	3/25/35	73,836	75,683	(b)(c)
Wells Fargo Mortgage-Backed Securities Trust, 2006-2 1A4 (-2.750 x 1 mo. USD LIBOR + 19.388%)	13.637%	3/25/36	1,220,361	1,362,509	(b)(c)
Total Residential Mortgage-Backed Securities (Cost — $181,222,167)				202,026,998
			Face Amount/Units
Asset-Backed Securities — 18.9%
Access Group Inc., 2004-A B1 (28 day Auction Rate Security)	1.699%	7/1/39	1,400,000	1,347,742	(b)(c)
Avis Budget Rental Car Funding AESOP LLC, 2017-2A B	3.330%	3/20/24	740,000	723,787	(c)(d)
Avis Budget Rental Car Funding AESOP LLC, 2017-2A C	4.170%	3/20/24	430,000	422,883	(c)(d)
Banc of America Funding Corp., 2015-R4 4A3	11.944%	1/27/30	9,781,690	4,695,524	(b)(c)(d)
BankAmerica Manufactured Housing Contract Trust, 1996-1 B1	7.875%	10/10/26	7,866,000	2,635,383	(c)
Bombardier Capital Mortgage Securitization Corp. Trust, 1998-B A	6.530%	10/15/28	600,639	624,763	(b)(c)
Bombardier Capital Mortgage Securitization Corp. Trust, 1998-C M1	7.510%	1/15/29	4,080,338	3,465,285	(b)(c)

See Notes to Financial Statements.

12	Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount/Units	Value
Asset-Backed Securities — continued
Bombardier Capital Mortgage Securitization Corp. Trust, 1999-A A3	5.980%	3/15/29	$285,169	$296,402	(b)(c)
Catskill Park CLO Ltd., 2017-1A D (3 mo. USD LIBOR + 6.000%)	8.359%	4/20/29	1,700,000	1,725,854	(b)(c)(d)
Conseco Financial Corp., 1997-4 M1	7.220%	2/15/29	1,763,369	1,827,175	(b)(c)
CreditShop Credit Card Co., LLC, 2017-1 B (1 mo. USD LIBOR + 8.000%)	10.073%	10/15/22	3,324,131	3,343,438	(b)(c)(d)
Dryden Senior Loan Fund, 2015-40A E (3 mo. USD LIBOR + 5.950%)	8.293%	8/15/28	1,300,000	1,303,520	(b)(c)(d)
Firstfed Corp. Manufactured Housing Contract, 1997-2 B	8.110%	5/15/24	273,873	181,630	(c)(d)(e)
GE Business Loan Trust, 2006-1A C (1 mo. USD LIBOR + 0.420%)	2.493%	5/15/34	102,408	95,461	(b)(c)(d)
GoldenTree Loan Opportunities Ltd., 2015-10A E2 (3 mo. USD LIBOR + 5.200%)	7.559%	7/20/27	1,250,000	1,250,888	(b)(c)(d)
Greenpoint Manufactured Housing, 2001-2 IA2 (Auction Rate Security)	5.546%	2/20/32	200,000	200,154	(b)(c)
Greenpoint Manufactured Housing, 2001-2 IIA2 (Auction Rate Security)	5.557%	3/13/32	325,000	325,222	(b)(c)
Greenwich Capital Acceptance Inc., 1995-BA1 B2	9.000%	8/10/20	2,191,561	449,829	(c)
Hertz Vehicle Financing LLC, 2015-2A D	4.930%	9/25/19	1,500,000	1,502,172	(c)(d)
Origen Manufactured Housing, 2006-A A2	4.020%	10/15/37	1,370,883	1,288,358	(b)(c)
Origen Manufactured Housing, 2007-A A2	4.580%	4/15/37	1,357,430	1,213,967	(b)(c)
Origen Manufactured Housing, 2007-B A1 (1 mo. USD LIBOR + 1.200%)	3.273%	10/15/37	2,719,009	2,633,121	(b)(c)(d)
SLM Student Loan Trust, 2006-10 A6 (3 mo. USD LIBOR + 0.150%)	2.510%	3/25/44	940,000	909,982	(b)(c)
SMB Private Education Loan Trust, 2014-A R	0.000%	9/15/45	6,875	3,479,894	(c)(d)
Social Professional Loan Program LLC, 2014-A RC	0.000%	7/14/2124	700	409,278	(c)(d)
TES LLC, 2017-1A B	7.740%	10/20/47	1,500,000	1,535,920	(c)(d)
Treman Park CLO Ltd., 2015-1A E (3 mo. USD LIBOR + 6.200%)	8.559%	4/20/27	1,800,000	1,801,381	(b)(c)(d)
Upgrade Pass-Through Trust I, 2018-1 A	7.000%	1/26/27	344,618	343,756	(c)(d)(e)
Upgrade Pass-Through Trust I, 2018-2 A	16.537%	5/15/24	374,511	374,511	(c)(d)(e)
Upgrade Pass-Through Trust I, 2018-4 A	15.309%	8/15/24	480,000	482,400	(c)(e)
Upgrade Pass-Through Trust I, 2017-1	14.960%	12/27/27	417,913	415,823	(c)(d)(e)
Voya CLO Ltd., 2017-2A D (3 mo. USD LIBOR + 6.020%)	8.368%	6/7/30	600,000	607,712	(b)(c)(d)
Total Asset-Backed Securities (Cost — $41,796,671)				41,913,215
			Face Amount
Commercial Mortgage-Backed Securities (a) — 32.7%
BAMLL Commercial Mortgage Securities Trust, 2014-FL1 E	5.531%	12/15/31	2,980,000	2,877,802	(b)(c)(d)
Banc of America Commercial Mortgage Trust, 2007-2 AJ	5.734%	4/10/49	1,168,528	718,239	(b)(c)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2018

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Commercial Mortgage-Backed Securities (a) — continued
CD Commercial Mortgage Trust, 2007-CD4 AJ	5.398%	12/11/49	$147,441	$88,096	(b)(c)
Citigroup Commercial Mortgage Trust, 2014-GC21 D	4.996%	5/10/47	2,000,000	1,747,156	(b)(c)(d)
Citigroup Commercial Mortgage Trust, 2015-GC27 E	3.000%	2/10/48	2,000,000	1,352,888	(c)(d)
Citigroup Commercial Mortgage Trust, 2015-GC29 E	4.282%	4/10/48	2,950,000	2,005,130	(b)(c)(d)
Citigroup Commercial Mortgage Trust, 2015-GC29 F	4.282%	4/10/48	1,410,000	716,696	(b)(c)(d)
Citigroup Commercial Mortgage Trust, 2015-SHP2 F (1 mo. USD LIBOR + 5.200%)	7.273%	7/15/27	1,000,000	1,010,190	(b)(c)(d)
Commercial Mortgage Trust, 2013-CR09 E	4.404%	7/10/45	3,500,000	2,289,536	(b)(c)(d)
Commercial Mortgage Trust, 2013-CR12 E	5.247%	10/10/46	110,000	80,029	(b)(c)(d)
Commercial Mortgage Trust, 2014-LC17 D	3.687%	10/10/47	2,300,000	1,829,096	(c)(d)
Commercial Mortgage Trust, 2015-CR25 D	3.946%	8/10/48	100,000	82,793	(b)(c)
Commercial Mortgage Trust, 2015-CR25 E	4.696%	8/10/48	3,000,000	1,992,126	(b)(c)(d)
Commercial Mortgage Trust, 2015-CR25 F	4.696%	8/10/48	1,400,000	694,152	(b)(c)(d)
Credit Suisse Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	1,387,149	1,133,975	(c)
Credit Suisse Mortgage Trust, 2007-C5 AM	5.869%	9/15/40	766,334	744,471	(b)(c)
Credit Suisse Mortgage Trust, 2014-USA F	4.373%	9/15/37	1,620,000	1,362,163	(c)(d)
Credit Suisse Mortgage Trust, 2015-LHMZ	8.928%	7/20/20	2,958,208	2,972,570	(c)(d)
Credit Suisse Mortgage Trust, 2016-MFF E (1 mo. USD LIBOR + 6.000%)	8.073%	11/15/33	1,500,000	1,526,479	(b)(c)(d)
Credit Suisse Mortgage Trust, 2017-CHOP H (1 mo. USD LIBOR + 7.620%)	9.693%	7/15/32	3,300,000	3,290,935	(b)(c)(d)
DBUBS Mortgage Trust, 2011-LC3A G	3.750%	8/10/44	2,600,000	1,513,395	(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K034 X3, IO	1.724%	9/25/41	10,200,000	768,688	(b)(c)
FRESB Multifamily Mortgage Pass-Through Trust, 2018-SB48 B	3.677%	2/25/38	4,081,769	3,003,235	(b)(c)(d)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	945,187	876,681	(b)(c)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	115,379	99,617	(c)
GS Mortgage Securities Trust, 2007-GG10 AJ	5.979%	8/10/45	2,934,655	1,462,764	(b)(c)
GS Mortgage Securities Trust, 2013-GC14 F	4.923%	8/10/46	320,000	244,182	(b)(c)(d)
GS Mortgage Securities Trust, 2015-GS1 D	3.268%	11/10/48	2,500,000	2,004,188	(c)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 D	4.271%	8/15/48	550,000	432,913	(b)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	6.142%	4/17/45	416,051	338,914	(b)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	1,890,000	1,360,831	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJS	5.386%	5/15/47	420,000	179,532	(b)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	580,000	484,100	(b)(c)

See Notes to Financial Statements.

14	Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Commercial Mortgage-Backed Securities (a) — continued
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB19 AJ	6.011%	2/12/49	$1,461,952	$1,103,661	(b)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	6.168%	2/15/51	337,216	331,153	(b)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LDPX AJ	5.503%	1/15/49	2,350,000	401,185	(b)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-CBMZ M (1 mo. USD LIBOR + 6.225%)	8.298%	10/15/19	1,900,000	1,910,404	(b)(c)(d)
LB-UBS Commercial Mortgage Trust, 2007-C6 AJ	6.497%	7/15/40	1,359,000	1,381,933	(b)(c)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	149,432	114,322	(b)(c)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	723,201	572,810	(b)(c)
ML-CFC Commercial Mortgage Trust, 2007-9 AJA	6.222%	9/12/49	103,715	82,146	(b)(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C21 E	3.012%	3/15/48	750,000	451,928	(c)(d)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 E	4.679%	10/15/48	2,000,000	1,515,502	(b)(c)(d)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 F	4.679%	10/15/48	900,000	519,734	(b)(c)(d)
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	46,942	46,929	(c)
Morgan Stanley Capital I Trust, 2007-IQ16 AJ	6.376%	12/12/49	1,345,541	1,035,558	(b)(c)
Motel 6 Trust, 2017-MTL6 F (1 mo. LIBOR + 4.250%)	6.323%	8/15/34	1,466,517	1,483,489	(b)(c)(d)
Small Business Administration Participation Certificates, 2018-20A 1	2.920%	1/1/38	250,000	242,545	(c)
Tharaldson Hotel Portfolio Trust, 2018-THL G (1 mo. USD LIBOR + 6.350%)	8.396%	11/11/34	2,785,274	2,781,074	(b)(c)(d)
Tharaldson Hotel Portfolio Trust, 2018-THL H (1 mo. USD LIBOR +9.800%)	11.846%	11/11/34	1,856,849	1,854,254	(b)(c)(d)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	5.000%	5/10/63	3,130,000	2,091,028	(b)(c)(d)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	5.000%	5/10/63	5,510,000	2,607,360	(b)(c)(d)
Wachovia Bank Commercial Mortgage Trust, 2007-C33 AJ	6.209%	2/15/51	2,000,000	1,992,875	(b)(c)
Waldorf Astoria Boca Raton Trust, 2016-BOCA F (1 mo. USD LIBOR + 5.500%)	7.573%	6/15/29	1,500,000	1,510,666	(b)(c)(d)
Wells Fargo Commercial Mortgage Trust, 2013-LC12 E	3.500%	7/15/46	260,000	175,260	(c)(d)
Wells Fargo Commercial Mortgage Trust, 2015-C31 E	4.764%	11/15/48	2,000,000	1,282,954	(b)(c)(d)
Wells Fargo Commercial Mortgage Trust, 2015-SG1 D	4.618%	9/15/48	400,000	333,390	(b)(c)
WF-RBS Commercial Mortgage Trust, 2011-C4 F	5.000%	6/15/44	3,870,000	2,640,656	(b)(c)(d)
WF-RBS Commercial Mortgage Trust, 2012-C9 E	4.940%	11/15/45	3,500,000	2,823,286	(b)(c)(d)
Total Commercial Mortgage-Backed Securities (Cost — $78,447,950)				72,569,664

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

June 30, 2018

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 0.4%
Consumer Staples — 0.3%
Food & Staples Retailing — 0.3%
CVS Corp., Pass-Through Trust	9.350%	1/10/23	$479,444	$527,028	(c)(d)
Financials — 0.1%
Insurance — 0.1%
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/20	45,494	61,190	(c)(d)
Ambac LSNI LLC, Senior Secured Notes (3 mo. USD LIBOR + 5.000%)	7.337%	2/12/23	218,717	222,282	(b)(c)(d)
Total Financials				283,472
Industrials — 0.0%
Airlines — 0.0%
Air 2 U.S., Notes	8.027%	10/1/19	17,256	17,526	(c)(d)
Total Corporate Bonds & Notes (Cost — $757,804)				828,026
Total Investments before Short-Term Investments (Cost — $302,224,592)				317,337,903

			Shares
Short-Term Investments — 3.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $6,655,069)	1.843%		6,655,069	6,655,069
Total Investments — 146.2% (Cost — $308,879,661)				323,992,972
Liabilities in Excess of Other Assets — (46.2)%				(102,453,084)
Total Net Assets — 100.0%				$221,539,888

(a)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(e)	Security is valued using significant unobservable inputs (See Note 1).

See Notes to Financial Statements.

16	Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CLO	— Collateral Loan Obligation
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
PAC	— Planned Amortization Class
PO	— Principal Only
USD	— United States Dollar

At June 30, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell:
U.S. Treasury 2-Year Notes	8	9/18	$1,698,861	$1,694,625	$4,236
U.S. Treasury 5-Year Notes	14	9/18	1,579,733	1,590,641	(10,908)
U.S. Treasury 10-Year Notes	147	9/18	17,454,648	17,667,563	(212,915)
Net unrealized depreciation on open futures contracts					$(219,587)

At June 30, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
EUR	55,341	USD	68,761	Barclays Bank PLC	7/19/18	$(4,061)

Abbreviations used in this table:
EUR	— Euro
USD	— United States Dollar

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report	17

Statement of assets and liabilities (unaudited)

June 30, 2018

Assets:
Investments in securities, at value (Cost — $308,879,661)	$323,992,972
Foreign currency, at value (Cost — $27,708)	26,673
Interest receivable	1,414,868
Receivable for securities sold	393,705
Deposits with brokers for open futures contracts	169,040
Principal paydown receivable	46,253
Receivable from broker — variation margin on open futures contracts	578
Prepaid expenses	9,051
Total Assets	326,053,140

Liabilities:
Loan payable (Note 5)	101,750,000
Distributions payable	1,988,056
Due to custodian	393,705
Investment management fee payable	266,253
Interest payable	17,871
Unrealized depreciation on forward foreign currency contracts	4,061
Directors’ fees payable	1,100
Accrued expenses	92,206
Total Liabilities	104,513,252
Total Net Assets	$221,539,888

Net Assets:
Par value ($0.001 par value; 10,463,454 shares issued and outstanding; 100,000,000 shares authorized)	$10,463
Paid-in capital in excess of par value	196,664,610
Undistributed net investment income	7,269,783
Accumulated net realized gain on investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currency transactions	2,706,403
Net unrealized appreciation on investments, futures contracts, forward foreign currency contracts and foreign currencies	14,888,629
Total Net Assets	$221,539,888

Shares Outstanding	10,463,454

Net Asset Value	$21.17

See Notes to Financial Statements.

18	Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2018

Investment Income:
Interest and distributions	$12,188,551
Return of capital (Note 1(n))	(173,793)
Total Investment Income	12,014,758

Expenses:
Investment management fee (Note 2)	1,607,495
Interest expense (Note 5)	1,391,578
Audit and tax fees	111,368
Directors’ fees	42,181
Legal fees	35,489
Commitment fees (Note 5)	22,940
Transfer agent fees	16,804
Shareholder reports	16,441
Excise tax (Note 1)	14,000
Fund accounting fees	11,283
Stock exchange listing fees	6,225
Custody fees	2,595
Insurance	2,025
Miscellaneous expenses	8,105
Total Expenses	3,288,529
Net Investment Income	8,726,229

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	3,258,521
Futures contracts	782,734
Swap contracts	34,100
Forward foreign currency contracts	1,970
Foreign currency transactions	(13)
Net Realized Gain	4,077,312
Change in Net Unrealized Appreciation (Depreciation) From:
Investment transactions	(347,032)
Futures contracts	(306,442)
Swap contracts	(16,034)
Forward foreign currency contracts	(4,596)
Foreign currencies	(1,170)
Change in Net Unrealized Appreciation (Depreciation)	(675,274)
Net Gain on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	3,402,038
Increase in Net Assets From Operations	$12,128,267

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report	19

Statements of changes in net assets

For the Six Months Ended June 30, 2018 (unaudited) and the Year Ended December 31, 2017	2018	2017

Operations:
Net investment income	$8,726,229	$16,360,909
Net realized gain	4,077,312	7,575,339
Change in net unrealized appreciation (depreciation)	(675,274)	16,198,529
Increase in Net Assets From Operations	12,128,267	40,134,777

Distributions to Shareholders From (Note 1):
Net investment income	(13,127,216)	(28,063,609)
Net realized gains	—	(6,206,819)
Decrease in Net Assets From Distributions to Shareholders	(13,127,216)	(34,270,428)

Fund Share Transactions:
Reinvestment of distributions (8,574 and 13,534 shares issued, respectively)	205,746	318,257
Increase in Net Assets From Fund Share Transactions	205,746	318,257
Increase (Decrease) in Net Assets	(793,203)	6,182,606

Net Assets:
Beginning of period	222,333,091	216,150,485
End of period*	$221,539,888	$222,333,091
*Includes undistributed net investment income of:	$7,269,783	$11,670,770

See Notes to Financial Statements.

20	Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended June 30, 2018

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$12,128,267
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(51,121,778)
Sales of portfolio securities	62,545,782
Net purchases, sales and maturities of short-term investments	(5,528,734)
Net amortization of premium (accretion of discount)	1,197,901
Increase in receivable for securities sold	(393,705)
Decrease in interest receivable	82,236
Increase in receivable from broker — variation margin on open futures contracts	(578)
Increase in prepaid expenses	(4,299)
Increase in principal paydown receivable	(46,253)
Decrease in receivable for open OTC swap contracts	992
Decrease in net premiums received for OTC swap contracts	(267,371)
Decrease in investment management fee payable	(12,173)
Decrease in Directors’ fees payable	(9,255)
Decrease in interest payable	(14,315)
Decrease in accrued expenses	(440,752)
Decrease in payable to broker — variation margin on open futures contracts	(30,984)
Net realized gain on investments	(3,258,521)
Change in net unrealized appreciation (depreciation) of investments, OTC swap contracts and forward foreign currency contracts	367,662
Net Cash Provided by Operating Activities*	15,194,122

Cash Flows From Financing Activities:
Distributions paid on common stock	(16,130,639)
Increase in due to custodian	393,693
Net Cash Used in Financing Activities	(15,736,946)
Net Decrease in Cash and Restricted Cash	(542,824)
Cash and restricted cash at beginning of period	738,537
Cash and restricted cash at end of period	$195,713

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$205,746

*	Included in operating expenses is cash of $1,428,959 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report	21

Statement of cash flows (unaudited) (cont’d)

For the Six Months Ended June 30, 2018

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

June 30, 2018
Cash	$26,673
Restricted cash	169,040
Total cash and restricted cash shown in the Statement of Cash Flows	$195,713

Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts. It is separately reported on the Statement of Assets and Liabilities as Deposits with brokers.

See Notes to Financial Statements.

22	Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
	2018[1,2]	2017[1]	2016[1]	2015[1]	2014[1]	2013[1]

Net asset value, beginning of period	$21.27	$20.70	$22.76	$24.75	$23.78	$23.88

Income (loss) from operations:
Net investment income	0.83	1.57	1.47	2.13	1.87	1.44
Net realized and unrealized gain (loss)	0.33	2.28	(0.53)	(0.80)	2.19	2.16
Total income (loss) from operations	1.16	3.85	0.94	1.33	4.06	3.60

Less distributions from:
Net investment income	(1.26) [3]	(2.69)	(2.95)	(2.33)	(1.75)	(1.62)
Net realized gains	—	(0.59)	(0.05)	(0.99)	(1.34)	(2.08)
Total distributions	(1.26)	(3.28)	(3.00)	(3.32)	(3.09)	(3.70)

Net asset value, end of period	$21.17	$21.27	$20.70	$22.76	$24.75	$23.78

Market price, end of period	$23.04	$24.67	$22.79	$23.55	$23.84	$23.18
Total return, based on NAV[4,5]	5.58%	19.70%	4.47%	5.44%	17.55%	15.65%
Total return, based on Market Price[6]	(1.44)%	24.20%	10.80%	13.56%	16.76%	12.14%

Net assets, end of period (000s)	$221,540	$222,333	$216,150	$237,184	$257,621	$247,551

Ratios to average net assets:
Gross expenses	2.98%[7]	2.68%	2.97%	2.39%	2.36%	2.33%
Net expenses	2.98 [7]	2.68	2.97	2.39	2.36	2.33
Net investment income	7.91 [7]	7.29	6.78	8.65	7.39	5.83

Portfolio turnover rate	16%	35%	23%[8]	24%	35%	32%

Supplemental data:
Loan Outstanding, End of Period (000s)	$101,750	$101,750	$101,750	$80,500	$116,700	$116,700
Asset Coverage Ratio for Loan Outstanding[9]	318%	319%	312%	395%	321%	312%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[9]	$3,177	$3,185	$3,124	$3,946	$3,208 [10]	$3,121 [10]
Weighted Average Loan (000s)	$101,750	$101,750	$90,984	$99,544	$116,700	$112,256
Weighted Average Interest Rate on Loan	2.76%	2.06%	1.50%	1.06%	1.02%	1.04%

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report	23

Financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2018 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 24%.

[9]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[10]	Added to conform to current period presentation.

See Notes to Financial Statements.

24	Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Mortgage Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on December 11, 2009 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in a diverse portfolio of mortgage-backed securities (“MBS”), consisting primarily of non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). The Fund intends to liquidate and distribute substantially all of the Fund’s net assets to shareholders on or about March 1, 2022.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

26	Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Residential mortgage-backed securities	—	$200,876,010	$1,150,988	$202,026,998
Asset-backed securities	—	40,115,095	1,798,120	41,913,215
Commercial mortgage-backed securities	—	72,569,664	—	72,569,664
Corporate bonds & notes	—	828,026	—	828,026
Total long-term investments	—	314,388,795	2,949,108	317,337,903
Short-term investments†	$6,655,069	—	—	6,655,069
Total investments	$6,655,069	$314,388,795	$2,949,108	$323,992,972
Other financial instruments:
Futures contracts	4,236	—	—	4,236
Total	$6,659,305	$314,388,795	$2,949,108	$323,997,208

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$223,823	—	—	$223,823
Forward foreign currency contracts	—	$4,061	—	4,061
Total	$223,823	$4,061	—	$227,884

†	See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	ASSETS				LIABILITIES
Investments in Securities	Residential Mortgage- Backed Securities	Asset-Backed Securities	Senior Loans	Total	OTC Total Return Swaps
Balance as of December 31, 2017	$1,142,944	$504,382	$3,000,000	$4,647,326	$(2,595)
Accrued premiums/discounts	102	(8,966)	—	(8,864)	—
Realized gain (loss)[1]	—	(1,984)	—	(1,984)	11,126
Change in unrealized appreciation (depreciation)[2]	7,942	(7,411)	—	531	2,595

Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

	ASSETS				LIABILITIES
Investments in Securities (cont’d)	Residential Mortgage- Backed Securities	Asset-Backed Securities	Senior Loans	Total	OTC Total Return Swaps
Purchases	—	$1,292,705		$1,292,705	—
Sales	—	(162,236)	$(3,000,000)	(3,162,236)	$(11,126)
Transfers into Level 3[3]	—	181,630	—	181,630	—
Transfers out of Level 3	—	—	—	—	—
Balance as of June 30, 2018	$1,150,988	$1,798,120	—	$2,949,108	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2018[2]	$7,942	$(7,411)	—	$531	—

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against, or manage exposure to, foreign issuers or markets. The Fund may also enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and

28	Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report

the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Leverage. The Fund may seek to enhance the level of its current distributions to holders of common stock through the use of leverage. The Fund may use leverage directly at the Fund level through borrowings, including loans from certain financial institutions or through a qualified government sponsored program, the use of reverse repurchase agreements and/or the issuance of debt securities (collectively, “Borrowings”), and possibly through the issuance of preferred stock (“Preferred Stock”), in an aggregate amount of up to approximately 33 1/3% of the Fund’s Total Assets immediately after such Borrowings and/or issuances of Preferred Stock. “Total Assets” means net assets of the Fund plus the amount of

Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

any Borrowings and assets attributable to Preferred Stock that may be outstanding. Currently, the Fund has no intention to issue notes or debt securities or Preferred Stock. In addition, the Fund may enter into additional reverse repurchase agreements and/or use similar investment management techniques that may provide leverage, but which are not subject to the foregoing 33 1/3% limitation so long as the Fund has covered its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering related obligations.

(f) Mortgage-backed securities. Mortgage-Backed Securities (“MBS”) include CMBS and RMBS. These securities depend on payments (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily from the cash flow from secured commercial or residential mortgage loans made to borrowers. Such loans are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by commercial or residential real estate, the proceeds of which are used to purchase and or to construct commercial or residential real estate. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although certain mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(g) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of

30	Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report

off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2018, the Fund did not hold any credit default swaps to sell protection.

Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

For average notional amounts of swaps held during the six months ended June 30, 2018, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the

32	Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report

Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(j) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(k) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions,

Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

34	Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report

As of June 30, 2018, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $4,061. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The Fund accretes market discounts and amortizes market premiums on debt securities using the effective yield method. Accretion of market discounts and amortization of market premiums requires the application of several assumptions including, but not limited to, prepayment assumptions and default rate assumptions, which are reevaluated not less than semi-annually and require the use of a significant amount of judgment. Principal write-offs are generally treated as realized losses. The Fund’s accretion of discounts and amortization of premiums for U.S. federal and other tax purposes is likely to differ from the financial accounting treatment under GAAP of these items as described above. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance

Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund accrued $14,000 of federal excise tax attributable to the calendar year 2017 during the six months ended June 30, 2018.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily managed assets. Managed assets are net assets plus the proceeds of any outstanding borrowings used for leverage.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a monthly subadvisory fee at an annual rate of 0.70% of the Fund’s daily managed assets that the subadviser allocates to Western Asset Limited to manage.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

36	Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report

3. Investments

During the six months ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$35,179,446	$15,942,332
Sales	60,211,964	2,333,818

At June 30, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$308,879,661	$29,930,152	$(14,816,841)	$15,113,311
Futures contracts	—	4,236	(223,823)	(219,587)
Forward foreign currency contracts	—	—	(4,061)	(4,061)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2018.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$4,236

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$223,823	—	$223,823
Forward foreign currency contracts	—	$4,061	4,061
Total	$223,823	$4,061	$227,884

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2018. The first table provides additional detail about the amounts and sources of gains (losses)

Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$782,734	—	—	$782,734
Swap contracts	—	—	$34,100	34,100
Forward foreign currency contracts	—	$1,970	—	1,970
Total	$782,734	$1,970	$34,100	$818,804

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(306,442)	—	—	$(306,442)
Swap contracts	—	—	$(16,034)	(16,034)
Forward foreign currency contracts	—	$(4,596)	—	(4,596)
Total	$(306,442)	$(4,596)	$(16,034)	$(327,072)

During the six months ended June 30, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$21,283,411
Forward foreign currency contracts (to buy)	66,900

Average Notional Balance
Credit default swap contracts (to sell protection)†	$214,835
Total return swap contracts†	915,542

†	At June 30, 2018, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of June 30, 2018.

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Barclays Bank PLC	—	$(4,061)	$(4,061)	—	$(4,061)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Loan

The Fund has a revolving credit agreement with State Street Bank and Trust Company that allows the Fund to borrow up to an aggregate amount of $120,000,000 and renews daily for

38	Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report

a 270-day term unless notice to the contrary is given to the Fund. The Fund pays a commitment fee at an annual rate of 0.25% on the unutilized portion of the loan commitment amount. The interest on the loan is calculated at a variable rate based on the LIBOR, plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of State Street Bank and Trust Company. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the six months ended June 30, 2018 was $1,391,534. For the six months ended June 30, 2018, the Fund incurred commitment fees in the amount of $22,940. At June 30, 2018, the Fund had $101,750,000 of borrowings outstanding per this credit agreement. For the six months ended June 30, 2018, the Fund had an average loan balance outstanding of $101,750,000 and the weighted average interest rate was 2.76%.

6. Distributions subsequent to June 30, 2018

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
6/22/2018	7/2/2018	$0.1900
7/20/2018	8/1/2018	$0.1900
8/24/2018	9/4/2018	$0.1900
9/21/2018	10/1/2018	$0.1900	*
10/19/2018	11/1/2018	$0.1900
11/23/2018	12/3/2018	$0.1900

*	Distribution comprised of $0.0626 from income and $0.1274 from long-term gains.

7. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended June 30, 2018, the Fund did not repurchase any shares.

8. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board Accounting Standards Update 2016-18 (“ASU 2016-18”), Statement of Cash Flows

Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

(Topic 230) — Restricted Cash. ASU 2016-18 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. ASU 2016-18 requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Prior to the issuance of ASU 2016-18, GAAP did not include specific guidance on the cash flow classification and presentation of changes in restricted cash or restricted cash equivalents. Upon evaluation, the Fund has concluded that ASU 2016-18 does not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

9. Other

Tax reform legislation commonly known as the Tax Cuts and Jobs Act (the “Tax Act”) was enacted on December 22, 2017. Although the Tax Act does not amend any provisions that directly address qualification or taxation of a regulated investment company (“RIC”), the Tax Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC investors. The application of certain provisions in the Tax Act is uncertain so the effects on the funds and shareholders cannot be predicted. Legislative or administrative changes could be enacted at any time and could have prospective or retroactive effect.

Provisions under the Tax Act may cause RICs to increase the amount of or accelerate the recognition of taxable income and may eliminate the deductibility of certain expenses. Such consequences could lead to an increase in the amount of taxable income recognized by a RIC as well as an increase in the amount of taxable income distributed to RIC shareholders. Additionally, the new provisions under the Tax Act are expected to have a varying impact among funds with different investment objectives and strategies.

10. Subsequent event

The Fund’s revolving credit agreement with State Street Bank and Trust Company terminated on July 13, 2018. Effective July 13, 2018, the Fund has a revolving credit agreement with Societe Generale that allows the Fund to borrow up to an aggregate amount of $105,000,000. This credit agreement renews daily for a 150-day term unless notice to the contrary is given to the Fund. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.60%, except that the commitment fee is 0.20% in the event that the aggregate outstanding principal balance of the loan is greater than 80% of $105,000,000. The interest on the loan is calculated at a variable rate based on the LIBOR, plus any applicable margin.

40	Western Asset Mortgage Defined Opportunity Fund Inc. 2018 Semi-Annual Report

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Mortgage Defined Opportunity Fund Inc. was held on April 27, 2018, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Leslie H. Gelb	9,046,442	271,875
William R. Hutchinson	9,100,885	217,432
Jane Trust	9,104,267	214,050

At June 30, 2018, in addition to Leslie H. Gelb, William R. Hutchinson and Jane Trust, the other Directors of the Fund were as follows:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Eileen A. Kamerick

Riordan Roett

Western Asset Mortgage Defined Opportunity Fund Inc.	41

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date;

42	Western Asset Mortgage Defined Opportunity Fund Inc.

otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Mortgage Defined Opportunity Fund Inc.	43

Western Asset

Mortgage Defined Opportunity Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jennifer S. Berg

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Prior to May 2, 2018, known as Western Asset Management Company.
**	Effective July 16, 2018, BNY became custodian.

Western Asset Mortgage Defined Opportunity Fund Inc.

620 Eight Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC*

Western Asset Management Company Limited

Custodian

The Bank of New York Mellon (“BNY”)**

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

DMO

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Mortgage Defined Opportunity Fund Inc.

Western Asset Mortgage Defined Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Mortgage Defined Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX012835 8/18 SR18-3425

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting, except as described immediately below.

Management enhanced its processes and controls for determining the yields used to calculate amortization and accretion for debt securities using the effective yield method. Management utilizes the service provider’s reports to obtain the cost of the portfolio securities, a significant input for determining the yields. Management has implemented a control to reconcile the total cost reflected in the service provider’s reports to the registrant’s underlying books and records.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Mortgage Defined Opportunity Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 27, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	August 27, 2018